        FIFTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of September 29, 1998, by and between Precept Business Services, Inc, a Texas corporation ("PBS"), Precept Business Products, Inc., a Delaware corporation ("PBI"), Wingtip Couriers, Inc., a Texas corporation ("Wingtip"), Precept Transportation Services of Texas, Inc., a Texas corporation ("PTST"), Precept Transportation Services, L.L.C., a Nevada limited liability company ("PLLC"), and Relay Couriers, Inc., a Texas corporation ("Relay"), (PBS, PBI, Wingtip, PTST, PLLC and Relay are individually hereinafter referred to as a "Borrower"), and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION ("Bank").

                                  RECITALS

     WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain First Amended and Restated Credit Agreement between Borrower and Bank dated as of March 20, 1998, as amended from time to time ("Credit Agreement").

     WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

     1. Section 1.1.(a) is hereby amended by deleting "Twenty Million Dollars ($20,000,000.00)" as the maximum principal amount available under the Line of Credit, and by substituting for said amount "Twenty-Five Million Dollars ($25,000,000.00)," with such change to be effective upon the execution and delivery to Bank of a promissory note substantially in the form of Exhibit A attached hereto (which promissory note shall replace and be deemed the Line of Credit Note defined in and made pursuant to the Credit Agreement) and all other contracts, instruments and documents required by Bank to evidence such change.

     2. Section 1.1.(b) is hereby deleted in its entirety, and the following substituted therefor:

     "(b) Outstanding Borrowings under the Line of Credit, to a maximum of the principal amount set forth above, shall not at any time exceed an aggregate of Pro Forma

     Historical EBITDA multiplied by Two and Three-Fourths (2.75). As used herein, "Pro Forma Historical EBITDA" shall be defined as EBITDA of Borrowers for the immediately preceding 12 month period ending on the last day of the immediately preceding fiscal month plus any adjustments to EBITDA as agreed to in writing by Bank."

     3. Section 4.3.(c) is hereby deleted in its entirety, and the following substituted therefor:

     "(c) Contemporaneously with each monthly financial statement of Borrowers, required hereby, a borrowing base certificate showing at least Borrowers calculation of EBITDA and Pro Forma Historical EBITDA."

     4. Borrower shall pay to Bank a non-refundable commitment fee for the Line of Credit equal to $25,000.00 which fee shall be due and payable in full on the date Borrower acknowledges this Amendment.

     6. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

     7. Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

NOTICE: THIS DOCUMENT AND ALL OTHER DOCUMENTS RELATING TO THE INDEBTEDNESS CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THE INDEBTEDNESS.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

PRECEPT BUSINESS SERVICES, INC.        WELLS FARGO BANK (TEXAS),
                                         NATIONAL ASSOCIATION

By: William W. Solomon, Jr.            By:
   ----------------------------------     -----------------------------------
                                          Brent Bertino
Title:  Senior VP & CFO                   Relationship Manager/
        -----------------------------     Assistant Vice President


PRECEPT BUSINESS PRODUCTS, INC.        WINGTIP COURIERS, INC.

By: William W. Solomon, Jr.            By: William W. Solomon, Jr.
   ----------------------------------  --------------------------------------

Title:  Senior VP & CFO                Title:  Senior VP & CFO
        -----------------------------          ------------------------------

PRECEPT TRANSPORTATION SERVICES OF
TEXAS, INC.                            PRECEPT TRANSPORTATION SERVICES, L.L.C.

By: William W. Solomon, Jr.             By: William W. Solomon, Jr.
    ---------------------------------      ----------------------------------

Title:  Senior VP & CFO                Title:  Senior VP & CFO
        -----------------------------          ------------------------------


RELAY COURIERS, INC.

By: William W. Solomon, Jr.
    ---------------------------------

Title:  Senior VP & CFO
        -----------------------------

                                      -3-